UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016 (August 31, 2016)
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events

As previously disclosed, on August 31, 2016, Compass Group Diversified Holdings LLC (the "Company") and Compass Diversified Holdings ("Holdings," and together with the Company, collectively “CODI”, “us” or “we”) completed the transaction whereby 5.11 ABR Merger Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of 5.11 ABR Corp. (“Parent”), a Delaware corporation and wholly owned subsidiary of the Company, merged with and into 5.11 Acquisition Corp., a Delaware corporation (“5.11 Tactical”), with 5.11 Tactical as the surviving entity (the “5.11 Merger”). This Current Report on Form 8-K/A (the "Amended Report") updates the Current Report on Form 8-K filed on August 31, 2016 (the "Original Report") to include the audited financial statements and unaudited interim financial statements of 5.11 Tactical and the unaudited pro forma financial information of CODI in accordance with Item 9.01 of Form 8-K. No other amendments to the Original Report are being made by the Amended Report.

Section 9    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of 5.11 Tactical for the fiscal year ended December 31, 2015 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The unaudited condensed consolidated interim financial statements of 5.11 Tactical for the six months ended June 30, 2016 and 2015 are attached hereto as Exhibit 99.2 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 9.01(b) and made a part hereof: (i) unaudited condensed combined pro forma balance sheet at June 30, 2016 and notes thereto, and (ii) unaudited condensed combined pro forma statements of operations for the fiscal year ended December 31, 2015 and the six months ended June 30, 2016 and notes thereto.

(d) Exhibits.

23.1     Consent of Deloitte & Touche LLP

99.1     Audited consolidated financial statements of 5.11 Tactical as of and for the year ended December 31, 2015

99.2	Unaudited interim condensed consolidated financial statements of 5.11 Tactical as of and for the six months ended June 30, 2016

99.3
Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at June 30, 2016 and notes thereto and Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2015 and the six months ended June 30, 2016 and notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer